Exhibit 99.1
                                                                    ------------

                      CONSENT, WAIVER AND SECOND AMENDMENT


CONSENT, WAIVER AND SECOND AMENDMENT, dated as of December 27, 2005 (this "Amendment"), to the Second Amended and Restated Credit Agreement dated as of April 11, 2005, as amended by a Consent and First Amendment dated as of November 15, 2005 (the "Credit Agreement"), among Volt Information Sciences, Inc., Gatton Volt Consulting Group Limited, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Agent"). Unless the context requires otherwise, capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

                                 R E C I T A L S
                                 ---------------

WHEREAS, the Domestic Borrower (and one or more members of the Delta Group) and Nortel have agreed that the Domestic Borrower (directly or through a Subsidiary) will purchase Nortel's 24% interest in Delta pursuant to the terms and conditions summarized on Schedule A to this Amendment rather than strictly in accordance with the terms and conditions embodied in the Nortel Put/Call (the purchase of the said 24% interest, described on Schedule A hereto, being the "Nortel Buy-Out"); and

WHEREAS, in connection with the consummation of the Nortel Buy-Out, the Domestic Borrower has requested that various amendments (as detailed in this Amendment) be made to the Credit Agreement and, for avoidance of doubt, the Domestic Borrower further has requested that the Required Lenders consent to the Nortel Buy-Out and waive any right they otherwise may have to shorten the scheduled maturity date under the Credit Agreement on account thereof; and

WHEREAS, the Required Lenders are willing to agree to such amendments, and to grant such consent and waiver, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

                             I. CONSENT AND WAIVER

     1.1. The Required Lenders hereby consent to the Nortel Buy-Out (including the performance by the Domestic Borrower and its Subsidiaries of their respective obligations thereunder, as well as the use of Loans to fund a portion of the Delta Overadvance (defined below)) as referenced herein and more fully described on Schedule A hereto. The Required Lenders hereby waive any right they otherwise may have to shorten the maturity of the Note or of any other obligation under the Credit Agreement or any other Credit Document by reason of the Nortel Buy-Out. The Required Lenders are granting the foregoing consent and waiver subject to, and in strict reliance on, the representations and warranties set forth in Section 3.2(e) of this Amendment.

                                 II. AMENDMENTS

     2.1. The following defined terms are added to Section 1.01 of the Credit Agreement, in alphabetical order:

     (i) "Delta Overadvance" means up to an aggregate principal amount at any one time permitted to be outstanding, calculated without duplication, of $75,000,000 (reduced as provided in Section 5.14) of Intercompany Debt (other than Delta Group Intercompany Debt), on either an unsecured or secured basis (and, to the extent on a secured basis, subject to the criteria described in subclauses (i) and (ii) of clause (y)(b) of the definition of Delta Approved Intercompany Debt).

     (ii)  "Non-Wholly  Owned  Subsidiary" has the meaning given to such term in
Section 6.10(b).

     (iii) "Nortel Buy-Out" has the meaning set forth in the recitals to the Second Amendment.

     (iv) "Second Amendment" means the Consent, Waiver and Second Amendment (to the Credit Agreement) dated as of December 27, 2005.

     2.2. The following defined terms are amended, as follows.

     (i) The term "Approved Securitization" is amended to change "$150,000,000" in the proviso to clause (iii) thereof to "$200,000,000."

     (ii) The term "Delta Approved Intercompany Debt" is amended and restated, in its entirety, to read as follows:

     "Delta Approved Intercompany Debt" shall mean:

     (x)  commencing  on  the  effective  date  of  the  Second   Amendment  and
          continuing thereafter until the Delta Overadvance terminates as provided in Section 5.14, the Delta Overadvance; and, thereafter

     (y) (a) up to an aggregate principal amount at any one time outstanding, calculated without duplication, of $5,000,000 of unsecured Intercompany Debt (other than Delta Group Intercompany Debt); or (b) up to an aggregate principal amount at any one time outstanding, calculated without duplication, of $10,000,000 of Intercompany Debt (other than Delta Group Intercompany Debt) which is (i) secured only by accounts receivable of one or more members of the Delta Group, and
          (ii) otherwise made on commercially reasonable terms and conditions, with customary or market interest rates, repayment terms, advance rates and eligibility criteria for accounts receivable.

     (iii) The term "Maturity Date" is amended and restated, in its entirety, to read as follows:



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

     "Maturity   Date"  means  April  11,   2008.

     (iv) The term "Permitted Encumbrances" is amended to change "$150,000,000" to "$200,000,000" in the proviso to clause (f) thereof.

     2.3. Section 3.21 and Section 9.16 are deleted in their entirety.

     2.4. The words that read "the confidentiality provisions set forth in the Nortel Agreement" in Sections 5.01(l), 5.02 and 5.06 are changed in each place to read: "any confidentiality provisions set forth in any agreement with investors in any member of the Delta Group, which investors are not Affiliates of the Domestic Borrower".

     2.5. Clause (f) of Section 5.02 is amended to read, in its entirety, as follows:

          (f) (i) the incurrence by any Subsidiary (other than a Guarantor or any member of the Delta Group) of Intercompany Debt totaling $5,000,000 or more in the aggregate, excluding the Securitization Transactions; and (ii) each reduction of the Delta Overadvance and repayment of outstanding debt thereunder, and the termination of the Delta Overadvance, in accordance with Section 5.14;

     2.6. The words "and the Delta Overadvance" are added after the words "other than Delta Group Intercompany Debt" in the next to last sentence of Section 5.10(c).

     2.7. A new Section 5.14 in added to Article V of the Credit Agreement, as follows:

          SECTION 5.14 Reduction and Termination of Delta Overadvance.

               (a) The Domestic Borrower shall use its reasonable best efforts cause the Delta Group to seek and obtain third-party financing or equity investments in an aggregate amount of $70,000,000 or more. The aggregate permitted amount of the Delta Overadvance (initially, $75,000,000) shall be reduced (dollar for dollar) contemporaneously with all such third-party financings and equity investments received after December 30, 2005 by any member of the Delta Group; in the case of revolving credit financings, the aggregate commitment available to be drawn, whether or not actually drawn, shall be the amount of the reduction for this purpose. On the date on which, by virtue of the reductions required by the preceding sentence, the permitted Delta Overadvance is reduced to not more than $5,000,000, the Delta Overadvance shall terminate.

               (b) Notwithstanding anything to the contrary in this Agreement, the Delta Overadvance shall terminate on June 30, 2007 unless prior to such termination the Administrative Agent shall have been provided with a collateral assignment of the note(s), if any, and the underlying claim on account of all indebtedness incurred under the Delta Overadvance, pursuant to documentation reasonably satisfactory to the Administrative Agent.



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

               (c) Contemporaneously with each reduction of the Delta Overadvance, and the termination of the Delta Overadvance, the
          Domestic Borrower shall cause the Delta Group to repay any Intercompany Debt then owing by the Delta Group (other than Delta Group Intercompany Debt) in an amount (if any) sufficient to assure compliance with Section 6.01(j) after giving effect to such reduction or termination.

     2.8. "$150,000,000" is replaced with "$200,000,000" in each place where it appears in the proviso to Section 6.01(b) and in Section 6.13.

     2.9. Replace the phrase "either of the quantitative limits" with "the quantitative limits then applicable" each place such phrase appears in Sections 6.01(g) and (h).

     2.10. Section 6.01(k) is hereby amended and restated, in its entirety, to read as follows:

          (k) the deferred payments described on Schedule A to the Second Amendment, relating to the Nortel Buy-Out, insofar as such payments may constitute "deferred purchase price" under the definition of Indebtedness.

     2.11. Clause (f) of Section 6.04 is amended to insert before the period of the end thereof: "(it being agreed, however, that none of the costs associated with the Nortel Buy-Out will be counted toward such $20,000,000 limit)."

     2.12. Section 6.07 is amended to delete the word "and" before clause (iii) thereof, to convert the period at the end of such section to a semicolon and to insert the following at the end of such section: "and (iv) the Nortel Buy-Out."

     2.13. Section 6.10(b) is amended and restated to read, in its entirety, as follows:

               The Domestic Borrower will not permit or suffer the ratio of (i) EBIT for the period of four consecutive fiscal quarters of the Domestic Borrower ending on such date, to (ii) Interest Expense, to be less than or equal to 1.25 to 1.0 as of the last day of any fiscal quarter; provided, however, that EBIT attributable to any Subsidiary which is not (directly or indirectly) wholly-owned by the Domestic Borrower (a "Non-Wholly Owned Subsidiary") shall be included in the foregoing calculation only to the extent of cash actually received by the Domestic Borrower or a (directly or indirectly) wholly-owned Subsidiary from such Non-Wholly Owned Subsidiary in the form of a dividend or similar distribution; and provided, further, that Interest Expense of a Non-Wholly Owned Subsidiary shall be included in this ratio only to the extent of the percentage of Equity Interests owned directly or indirectly by the Domestic Borrower in such Non-Wholly Owned Subsidiary.

     2.14. Section 6.10(e) is amended to delete ".40" and to replace the same with ".45".

                               III. MISCELLANEOUS

     3.1. As of the effectiveness of this Amendment, the Borrowers, the Guarantors and the Collateral Grantor Subsidiaries hereby reaffirm their obligations under the Credit Agreement, the Guaranty of Payment, the Subsidiary Security Agreement and the other Credit Documents, as applicable.

     3.2. Each Borrower and each Guarantor (subject, mutatis mutandis, to Section 9.17 of the Credit Agreement) hereby represents and warrants, as of the date hereof, that:

     (a) The execution, delivery and performance of each Borrower, each Guarantor and each Collateral Grantor Subsidiary (as applicable) of this Amendment and any other agreement, instrument or document executed and delivered in connection with this Amendment: (i) is within its corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) does not contravene any law, rule or regulation applicable to it, and (iv) does not violate or create a breach or default under its organizational documents or any contractual provision binding on it or affecting it or any of its property (including, without limitation, those pertaining to the Nortel Buy-Out);

     (b) This Amendment (and the Credit Agreement as amended hereby) constitute its legal, valid and binding obligation, enforceable against it (where such Borrower, such Guarantor or such Collateral Grantor Subsidiary is a party thereto) in accordance with its terms, except as enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (c) After giving effect to this Amendment and the Nortel Buy-Out (and any other agreements made in connection with the Nortel Buy-Out) and to the transactions contemplated hereby and thereby: (i) there is no Default; and (ii) all obligations of the Borrowers, the Guarantors and the Collateral Grantor Subsidiaries under or in connection with the Credit Agreement, as amended hereby, and the other Credit Documents, are payable in accordance with the terms of the Credit Agreement as amended hereby, and the other Credit Documents, without any defense, setoff or counterclaim of any kind;

     (d) The representations and warranties of each Borrower, each Guarantor and each Collateral Grantor Subsidiary appearing in the Credit Documents were true and correct in all material respects as of respective the dates when made and, after giving effect to this Amendment, the transactions contemplated hereby and thereby continue to be true and correct in all material respects on the date hereof, except: (i) as to any such representation or warranty which by its terms applies only as to a specified (earlier) date; and (ii) in the case of any other representation or warranty, to the extent of changes resulting from transactions or events not prohibited by the Credit Documents; and

     (e) The description of the Nortel Buy-Out (including the Nortel Buy-Out Intercompany Debt), as set forth on Schedule A hereto, is in all material respects a true and correct summary description, and will continue to be true and correct in all material respects upon the effectiveness of this Amendment.

     3.3. The Domestic Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent incurred by it in connection with or arising out of the negotiation, preparation, review, execution and delivery of this Amendment and the agreements and instruments referred to herein and therein and the transactions contemplated hereby and thereby (including search fees and the reasonable fees and expenses of counsel to the Administrative Agent).

     3.4. At any time and from time to time, upon the written request of the Administrative Agent and at the sole cost and expense of the Domestic Borrower, the Borrowers, the Guarantors and the Collateral Grantor Subsidiaries will promptly execute, acknowledge and/or deliver all such further instruments and agreements and take such further actions as may be reasonably necessary or appropriate to more fully implement the purposes of this Amendment, the Credit Agreement as amended hereby, and the other Credit Documents. Failure to comply with any of the foregoing provisions of this Section 3.4 within fifteen (15) days after either the stated due date thereof (where applicable) or notice thereof from the Administrative Agent (where there is no stated due date above) shall constitute an additional Event of Default.

     3.5. Each of the parties hereto agree and acknowledge that the Credit Agreement, as amended hereby, and the other Credit Documents (including, without limitation, all security interests thereunder), are hereby ratified and confirmed in all respects, and shall continue in full force and effect. All references in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time.

     3.6. This Amendment sets forth the entire agreement of the parties with respect to the subject matter hereof.

     3.7. Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement complying with Section 9.02(b) of the Credit Agreement.

     3.8. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles of New York State law other than ss. 5-1401 of the New York General Obligations Law.

     3.9. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one agreement. Delivery of an executed signature page of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

     3.10. This Amendment shall become effective as of the date when each of the following conditions shall have been satisfied, provided that such conditions are satisfied on or before December 30, 2005:

     (a) The Administrative Agent shall have received counterparts of this Amendment executed and delivered by the Required Lenders, each of the Borrowers, each of the Guarantors and the Administrative Agent;

     (b) All legal matters incident to this Amendment, the other instruments and agreements relating hereto and the transactions contemplated hereby shall be satisfactory to the Administrative Agent (who shall be entitled to rely on the advice of its counsel in connection therewith); and

     (c) The Administrative Agent shall have received an amendment fee equal to $40,000 for pro rata distribution to the Lenders who are signatories to this Amendment.

     The Administrative Agent shall notify the Borrowers, the Guarantors and the Lenders of the date when the consent (and waivers) and the amendments embodied herein shall have become effective, and any such notice shall be conclusive and binding. The Administrative Agent is authorized to fill in such effective date at the outset of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as a             GATTON VOLT CONSULTING GROUP LIMITED
Lender, Issuing Bank and
Administrative Agent

By: /s/                                     By: /s/
   ---------------------------------           ---------------------------------
Name:                                       Name:
Title:                                      Title: Vice President

MELLON BANK, N.A.., as a Lender             VOLT TELECOMMUNICATIONS GROUP, INC.

By: /s/                                     By: /s/
   ---------------------------------           ---------------------------------
Name:                                       Name:
Title:                                      Title:

WELLS FARGO BANK, N.A.., as a Lender        VOLT DIRECTORIES S.A., LTD.

By: /s/                                     By: /s/
   ---------------------------------           ---------------------------------
Name:                                       Name:
Title:                                      Title:

LLOYD TSB BANK PLC, as a Lender             DATANATIONAL OF GEORGIA, INC.

By: /s/                                     By: /s/
   ---------------------------------           ---------------------------------
Name:                                       Name:
Title:                                      Title:

By: /s/                                     VMC CONSULTING CORPORATION
   ---------------------------------
Name:
Title:                                      By: /s/
                                               ---------------------------------
                                            Name:
                                            Title:

BANK OF AMERICA, N.A. (successor by         DATANATIONAL, INC.
merger to Fleet National Bank)

By: /s/                                     By: /s/
   ---------------------------------           ---------------------------------
Name:                                       Name:
Title:                                      Title:

VOLT INFORMATION SCIENCES, INC.

By: /s/
   --------------------------------
Name:
Title:



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